                                                                    Exhibit 99.1


                          CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS
       [CERES LOGO]       CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS
                          CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS



                                       FOR FURTHER INFORMATION:

                                       David I. Vickers, Chief Financial Officer
                                       (440) 878-2941

                                       Gayle M. Vixler, Senior Vice President
                                       (440) 572-8848


                   CERES GROUP REPORTS SECOND QUARTER RESULTS


FOR THE QUARTER:
- Net income of $6.9 million ($0.20 per share), including $0.4 million ($0.01 per share) from net realized investment gains and $2.7 million ($0.08 per share) related to a decrease in the valuation allowance for deferred taxes
-    Senior Segment pre-tax earnings of $5.9 million
-    Medical Segment pre-tax earnings of $1.4 million

FOR THE SIX MONTHS:
- Net income of $14.3 million ($0.42 per share), including $0.7 million ($0.02 per share) from net realized investment gains, $3.6 million ($0.11 per share) from discontinued operations, and $2.7 million ($0.08 per share) related to a decrease in the valuation allowance for deferred taxes
-    Senior Segment pre-tax earnings of $8.4 million
-    Medical Segment pre-tax earnings of $5.4 million


Cleveland, OH, August 6, 2003---Ceres Group, Inc. (NASDAQ: CERG) today reported net income of $6.9 million ($0.20 per share), including $0.4 million ($0.01 per share) from net realized investment gains and $2.7 million ($0.08 per share) related to a decrease in the valuation allowance for deferred taxes, for the second quarter ended June 30, 2003. This compares to a net loss of $3.8 million ($0.11 per share) for the second quarter of 2002.

For the first six months of 2003, the company posted net income of $14.3 million ($0.42 per share), including $0.7 million ($0.02 per share) from net realized investment gains, $3.6 million ($0.11 per share) from discontinued operations, and $2.7 million ($0.08 per share) related to a decrease in the valuation allowance for deferred taxes. This compares to a net loss of $2.3 million ($0.07 per share) for the first six months of 2002.


--------------------------------------------------------------------------------
         Ceres Group, Inc. - 17800 Royalton Road - Cleveland, Ohio 44136
             (440) 572-2400 - (800) 643-2474 - Fax (440) 878-2959 -
                                 www.ceresgp.com

Ceres Group, Inc.
Page 2


In the second quarter, the company recorded a tax benefit of $0.3 million related to a reduction in the deferred tax valuation allowance of approximately $2.7 million. As a result of the improved profitability of certain subsidiaries in the company's Medical Segment, valuation allowances on a portion of the net operating loss carryforwards were no longer necessary. At June 30, 2003, the company maintains a full valuation allowance with respect to deferred tax assets established on the remaining net operating loss carryforwards of approximately $5.7 million. The company believes that a continued pattern of earnings in the Medical Segment will result in future reductions in the remaining valuation allowance.

"Our second quarter results were strong and indicate that we are making good progress toward our goals," said Tom Kilian, president and chief executive officer of Ceres. "We saw positive earnings in both of our business segments, we continued to control expenses which track to our current revenue base, and we maintained a solid balance sheet.

"In short, the programs we put in place to improve profitability have been successful," Kilian said. "Our Senior Segment remains at a consistent profit level on a stable revenue base. Our Medical Segment continues to undergo a planned reduction of our inforce block by concentration in states and on marketing programs which have a higher degree of profitability potential.

"For the rest of the year, we will continue to manage our business through selective marketing in our Medical Segment and an ongoing focus on expanding our Senior Segment," Kilian said.

SEGMENT RESULTS
Ceres reports its financial results in two primary business segments: Senior and Medical. For all periods presented, the segment results exclude the operations of Pyramid Life Insurance Company, which was sold March 31, 2003.

SENIOR SEGMENT (MEDICARE SUPPLEMENT, LONG-TERM CARE, DENTAL, LIFE INSURANCE AND ANNUITIES)
The pre-tax profit for the quarter was $5.9 million, compared to $5.2 million in the second quarter of 2002. For the six months, the Senior Segment pre-tax profit totaled $8.4 million, compared to $8.2 million for the first six months of 2002. Overall, senior sales were flat compared to the first quarter of this year.

Benefits, claims, losses and settlement expenses in the Senior Segment were $30.6 million, compared to $30.5 million in the second quarter of 2002. The Senior Segment benefit and claims loss ratio was 72.2%, compared to 71.5% in the second quarter of 2002. For the six months, the Senior Segment benefits, claims, losses and settlement expenses were $64.4 million, compared to $64.3 million, with the benefit claims loss ratio at 75.5% and 75.3%, respectively.

"We are continuing to refine our marketing strategy to bolster sales in this segment," Kilian said. "Rate competition on our Medicare supplement plans remains a primary concern for us. To address this, we are identifying and focusing our efforts on specific markets where our products are more competitive. In addition, we are expanding our market reach through recruiting programs and by pursuing marketing relationships with selected distributors."

MEDICAL SEGMENT (CATASTROPHIC AND COMPREHENSIVE MEDICAL PLANS)
The pre-tax profit for the quarter was $1.4 million, compared to a pre-tax loss of $12.6 million in the second quarter of 2002. For the first six months, the Medical Segment pre-tax profit totaled $5.4

Ceres Group, Inc.
Page 3


million, compared to a pre-tax loss of $10.9 million for the first six months of 2002. As planned, medical sales continued to decline in the quarter due to the company's niche marketing strategy.

Benefits, claims, losses and settlement expenses in the Medical Segment were $58.8 million, compared to $82.7 million in the second quarter of 2002. The Medical Segment benefit and claims loss ratio was 74.4%, compared to 89.7% in the second quarter of 2002. For the six months, the Medical Segment benefits, claims, losses and settlement expenses were $121.3 million, compared to $156.6 million in 2002, with the benefit claims loss ratio at 73.9% and 83.7%, respectively.

"As proven by our last four profitable quarters, our strategy has been successful in stabilizing results in the volatile major medical market," Kilian said. "Along with other companies in this market, we have redesigned our products to place more responsibility on the consumer for routine medical expenses through higher deductibles and coinsurance levels. We believe this cost shifting results in more knowledgeable healthcare consumers, which is expected to have a positive effect on our nation's still high medical cost inflation rate.

"We will continue to utilize the marketing selectivity which has created our profitable turnaround of this block of business by focusing on states, products and producers with the greatest profit potential. At the same time, we will explore opportunities for steady, predictable and long-term growth in selected markets by evaluating our products, pricing and distribution channels."

OUTLOOK
"In the second half, our management team will continue to execute our business plan of concentrating on profitable growth in our core markets, and we remain committed to increasing our revenues and controlling expenses," Kilian added.

Based on the first six months' positive results, the company's prospects for improved profitability and growth in the Senior Segment, and ongoing profitability in its Medical Segment, the company expects to achieve its previously stated earnings guidance of approximately $0.42 per diluted share from continuing operations for 2003, or $0.21 per diluted share from continuing operations in the second half of 2003. This guidance excludes the positive impact of net realized investment gains, the reduction in the deferred tax valuation allowance, and the earnings from discontinued operations.

A conference call with management regarding second quarter results is scheduled for 10:00 a.m. (Eastern), Thursday, August 7, 2003. To listen to the live conference call over the Internet, go to www.ceresgp.com or http://www.firstcallevents.com/service/ajwz386369250gf12.html at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available after the call.

                           FINANCIAL TABLES TO FOLLOW

Ceres Group, Inc.
Page 4


                       CERES GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                            JUNE 30,                           JUNE 30,
                                                                 --------------------------------    ------------------------------
                                                                      2003             2002             2003             2002
                                                                 ---------------   --------------    ------------    --------------
REVENUES
Premiums, net
     Medical                                                        $  79,042         $  92,212        $ 164,161       $  187,091
     Senior and other                                                  42,402            42,690           85,259           85,360
                                                                    ------------      -----------      ----------      ------------
       Total premiums, net                                            121,444           134,902          249,420          272,451
Net investment income                                                   6,460             6,308           11,984           12,765
Net realized gains (losses)                                               562              (561)           1,146             (445)
Fee and other income                                                    7,396             8,196           13,738           16,163
Amortization of deferred reinsurance gain                                 419               838            1,076            1,876
                                                                    ------------      -----------      ----------      ------------
                                                                      136,281           149,683          277,364          302,810
                                                                    ------------      -----------      ----------      ------------
BENEFITS, LOSSES AND EXPENSES
Benefits, claims, losses and settlement expenses
     Medical                                                           58,799            82,681          121,305          156,594
     Senior and other                                                  30,604            30,522           64,404           64,271
                                                                    ------------      -----------      ----------      ------------
       Total benefits, claims, losses and settlement expenses          89,403           113,203          185,709          220,865
Selling, general and administrative expenses                           37,228            46,006           75,408           91,375
Net (deferral) amortization and change in acquisition costs and
   value of business acquired                                           2,656            (1,907)           3,057           (6,250)
Interest expense and financing costs                                      306               516              735            1,046
Special charge                                                             --                --               --            2,381
                                                                    ------------      -----------      ----------      ------------
                                                                      129,593           157,818          264,909          309,417
                                                                    ------------      -----------      ----------      ------------
Income (loss) from continuing operations before federal
   income taxes and minority interest                                   6,688            (8,135)          12,455           (6,607)
Federal income tax expense (benefit)                                     (253)           (2,682)           1,767           (2,151)
                                                                    ------------      -----------      ----------      ------------
Income (loss) from continuing operations after tax and before
   minority interest                                                    6,941            (5,453)          10,688           (4,456)
Minority interest                                                         (10)              (13)             (20)             (27)
                                                                    ------------      -----------      ----------      ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                6,951            (5,440)          10,708           (4,429)
                                                                    ------------      -----------      ----------      ------------

Discontinued operations
   Income from operations of Pyramid Life (less tax expense of
      $0, $888, $3,223 and $1,193, respectively)                           --             1,649            5,732            2,166
   Loss on sale of Pyramid Life (less tax benefit of $0 and
      $79, respectively)                                                  (39)               --           (2,149)              --
                                                                    ------------      -----------      ----------      ------------

INCOME (LOSS) FROM DISCONTINUED OPERATIONS                                (39)            1,649            3,583            2,166
                                                                    ------------      -----------      ----------      ------------
NET INCOME (LOSS)                                                   $   6,912         $  (3,791)       $  14,291       $   (2,263)
                                                                    ============      ===========      ==========      ============

BASIC EARNINGS (LOSS) PER SHARE
   Continuing operations                                            $    0.20         $   (0.16)       $    0.31       $    (0.13)
   Discontinued operations                                                 --              0.05             0.11             0.06
                                                                    ------------      -----------      ----------      ------------
   Net income (loss)                                                $    0.20         $   (0.11)       $    0.42       $    (0.07)
                                                                    ============      ===========      ==========      ============

DILUTED EARNINGS (LOSS) PER SHARE
   Continuing operations                                            $    0.20         $   (0.16)       $    0.31       $    (0.13)
   Discontinued operations                                                 --              0.05             0.11             0.06
                                                                    ------------      -----------      ----------      ------------
   Net income (loss)                                                $    0.20         $   (0.11)       $    0.42       $    (0.07)
                                                                    ============      ===========      ==========      ============

Basic weighted average shares outstanding                              34,297             33,968          34,267           33,912
Diluted weighted average shares outstanding                            34,320             33,968          34,272           33,912


Ceres Group, Inc.
Page 5

                       CERES GROUP, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        JUNE 30,           DECEMBER 31,
                                                          2003                 2002
                                                   -------------------   -----------------
                                                      (UNAUDITED)

ASSETS
Investments                                         $     475,065         $    397,103
Cash and cash equivalents                                  40,499               32,118
Reinsurance receivable                                    147,489              170,075
Assets of Pyramid Life                                         --              157,774
Deferred acquisition costs                                 72,937               74,891
Value of business acquired                                 14,790               16,084
Goodwill and licenses                                      14,097               14,243
Other assets                                               22,935               25,193
                                                      ---------------       -------------
   TOTAL ASSETS                                     $     787,812         $    887,481
                                                      ===============       =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Policy liabilities and benefits accrued             $     515,037         $    512,003
Deferred reinsurance gain                                  10,116               11,037
Other policyholders' funds                                 18,614               23,610
Debt                                                       12,962               25,003
Liabilities of Pyramid Life                                    --              102,457
Other liabilities                                          46,533               45,847
                                                      ---------------       -------------
   TOTAL LIABILITIES                                      603,262              719,957
Stockholders' equity                                      184,550              167,524
                                                      ---------------       -------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $     787,812         $    887,481
                                                      ===============       =============


Equity per common share:

    After accumulated other comprehensive income  (1)       $5.38                 $4.89

    Before accumulated other comprehensive income (1)        4.92                  4.51

Book value per share excluding goodwill and licenses         4.96                  4.48


---------

(1) Accumulated other comprehensive income relates primarily to the net unrealized gain (loss) on available-for-sale securities.

Ceres Group, Inc.
Page 6




                       CERES GROUP, INC. AND SUBSIDIARIES
                              INDUSTRY SEGMENT DATA
                                    UNAUDITED
                                 (IN THOUSANDS)

                                                               THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                                    JUNE 30,                               JUNE 30,
                                                      -------------------------------------  --------------------------------------
                                                            2003               2002                2003                2002
                                                      -----------------  ------------------  ------------------  ------------------
MEDICAL
    Revenues
         Net premiums                                 $         79,042    $         92,212    $        164,161   $       187,091
         Investment income, realized gains (losses)              1,627               1,811               3,279             3,803
         Other income                                            5,531               8,219              12,022            16,528
                                                        ---------------     ---------------     ---------------    ----------------
                                                                86,200             102,242             179,462           207,422
                                                        ---------------     ---------------     ---------------    ----------------
    Expenses
         Benefits and claims                                    58,799              82,681             121,305           156,594
         Other operating expenses                               25,961              32,139              52,738            61,735
                                                        ---------------     ---------------     ---------------    ----------------
                                                                84,760             114,820             174,043           218,329
                                                        ---------------     ---------------     ---------------    ----------------

    Segment profit (loss) before federal income
         taxes and minority interest                  $          1,440    $        (12,578)   $          5,419   $       (10,907)
                                                        ===============     ===============     ===============    ================

SENIOR AND OTHER
    Revenues
         Net premiums                                 $         42,402    $         42,690    $         85,259   $         85,360
         Investment income, realized gains (losses)              5,296               3,828               9,635              8,295
         Other income                                            2,284                 815               2,792              1,511
                                                        ---------------     ---------------     ---------------    ----------------
                                                                49,982              47,333              97,686             95,166
                                                        ---------------     ---------------     ---------------    ----------------
     Expenses
         Benefits and claims                                    30,604              30,522              64,404             64,271
         Other operating expenses                               13,507              11,608              24,916             22,673
                                                        ---------------     ---------------     ---------------    ----------------
                                                                44,111              42,130              89,320             86,944
                                                        ---------------     ---------------     ---------------    ----------------

    Segment profit before federal income taxes
         and minority interest                        $          5,871    $          5,203    $          8,366   $          8,222
                                                        ===============     ===============     ===============    ================

CORPORATE AND OTHER
    Revenues
         Investment income, realized gains (losses)   $             99    $            108    $            216   $            222
                                                        ---------------     ---------------     ---------------    ----------------

     Expenses
          Interest and financing expenses                          306                 516                735               1,046
          Other operating expenses                                 416                 352                811                 717
          Special charges                                           --                  --                 --               2,381
                                                        ---------------     ---------------     ---------------    ----------------
                                                                   722                 868              1,546               4,144
                                                        ---------------     ---------------     ---------------    ----------------

    Segment loss before federal income taxes and
         minority interest                            $           (623)   $           (760)   $        (1,330)   $         (3,922)
                                                        ===============     ===============     ===============    ================

INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES AND MINORITY INTEREST         $          6,688    $         (8,135)   $        12,455    $         (6,607)
                                                        ===============     ===============     ===============    ================

Medical loss ratio                                                74.4%               89.7%              73.9%               83.7%
Senior loss ratio                                                 72.2%               71.5%              75.5%               75.3%
Overall loss ratio                                                73.6%               83.9%              74.5%               81.1%


Ceres Group, Inc.
Page 7


ABOUT CERES GROUP
Ceres Group, Inc., through its insurance subsidiaries, provides a wide array of health and life insurance products through two primary business segments. Ceres' Medical Segment includes major medical health insurance for individuals, families, associations and small businesses. The Senior Segment includes senior health, life and annuity products for Americans age 55 and over. To help control medical costs, Ceres also provides medical cost management services to its insureds. Ceres' nationwide distribution channels include independent agents and QQLink, its electronic distribution system. For more information, visit www.ceresgp.com.

THIS NEWS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY. FORWARD-LOOKING STATEMENTS ARE STATEMENTS OTHER THAN HISTORICAL INFORMATION OR STATEMENTS OF CURRENT CONDITION. IN LIGHT OF THE RISKS AND UNCERTAINTIES INHERENT IN ALL FUTURE PROJECTIONS, THE INCLUSION OF FORWARD-LOOKING STATEMENTS HEREIN SHOULD NOT BE REGARDED AS REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES OR PLANS OF THE COMPANY WILL BE ACHIEVED. MANY FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHERS, FAILURE TO ACCURATELY PREDICT CLAIMS LIABILITIES, RISING HEALTHCARE COSTS, BUSINESS CONDITIONS AND COMPETITION IN THE HEALTHCARE INDUSTRY, DEVELOPMENTS IN HEALTHCARE REFORM AND OTHER REGULATORY ISSUES (INCLUDING FAILURE TO MEET STATUTORY CAPITAL REQUIREMENTS), ABILITY TO DEVELOP AND ADMINISTER COMPETITIVE PRODUCTS, PERFORMANCE OF OUR REINSURERS AND FAILURE TO COMPLY WITH FINANCIAL AND OTHER COVENANTS IN OUR LOAN AGREEMENTS, AND THE FAILURE TO SUCCESSFULLY IMPLEMENT THE BUSINESS PLANS FOR THE COMPANY AND ITS SUBSIDIARIES. THIS REVIEW OF IMPORTANT FACTORS SHOULD NOT BE CONSTRUED AS EXHAUSTIVE. INVESTORS AND OTHERS SHOULD REFER TO CERES' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AND ITS QUARTERLY REPORTS ON FORM 10-Q AND OTHER PERIODIC FILINGS, FOR A DESCRIPTION OF THE FOREGOING AND OTHER FACTORS. CERES UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

                                       ###